Cooper Standard Second Quarter 2012 Earnings Call August 10, 2012 Exhibit 99.1

cooperstandard
Introduction & Agenda

•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review:
Allen Campbell, CFO
•
Questions & Answers

cooperstandard
Safe Harbor

This presentation includes forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act,
reflecting management’s current analysis and expectations, based on what are believed to be reasonable assumptions. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause actual results to differ materially from those projected, stated or implied, depending on many factors, including, without limitation: our dependence on the automotive industry; further restructuring of our customers;
availability and cost of raw materials; pricing pressures and volume requirements of our customers; the ability to meet significant increase in customer demand; increased costs negatively impacting our profitability; competition in the automotive industry; sovereign and other risks related to our conducting operations outside the United States; foreign currency fluctuations; our ability to achieve benefits from our joint venture operations not operated for our sole benefit; our exposure to the uncertainty of political disruptions and increased violence in Mexico; the uncertainty of our ability to achieve expected cost reduction savings; our dependence on certain major customers and platforms; our exposure to product liability and warranty claims; labor conditions; our ability to attract and retain key personnel; our ability to meet customers’ needs for new and improved products in a timely manner; our ability to select and integrate attractive business acquisitions; our legal rights to our intellectual property portfolio; environmental and other regulations; the outcome of legal proceedings the Company is or may become party to; volatility in our expected annual effective tax rate;  impact of our capital structure on our financial condition and ability to obtain financing in the future; our ability to generate cash to meet our debt and other cash obligations;
our pension plans; any impairment of a significant amount of our goodwill or other intangible asset; potential conflicts of interest between our owners and us; limitations on flexibility in operating our business contained in our debt agreements; our exposure to natural disasters; and other risks described from time to time in the Company’s Securities and Exchange
Commission filings.  There may be other factors that may cause the company’s actual results to differ materially from those projected in any forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.  The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Jim McElya Chairman & CEO Executive Overview Second Quarter 2012

cooperstandard 5
Executive Overview
•
Solid results despite global economic challenges
– Sales of $734.5 million
– Adjusted EBITDA of $74.1 million
•
Proactively adjusting to changing vehicle
production volumes
•
Automakers in Europe beginning to address
overcapacity

cooperstandard 6
Executive Overview (continued)
•
Further investment in capital and infrastructure to
support global growth
•
Robust launch activity continues
•
Managing raw material costs and supply
– Prices stabilizing
– Successful management of emergency resin shortage

Business Highlights Second Quarter 2012 Keith Stephenson Chief Operating Officer

cooperstandard 8
Effectively Managing Industry Challenges
•
Europe
– Combination of eliminating temporary workers, short
workweek programs and headcount reductions to match
capacity with demand
– Transition of certain administrative functions to lower
cost countries
– Start-up of Romanian facility
•
South America
– New Brazil plant now fully operational
– Significant launches in progress

cooperstandard 9
Q2 2012 Operations Overview
•
Continued strong operating performance
– Meeting customer and internal key metrics
– Improved year-over-year lean savings performance
•
Higher operating costs associated with vehicle launches,
production transfers and expansion
– Expenses associated with start-up and related launch costs of new facility in Brazil
– Costs related to consolidation of Fluid manufacturing facilities in North
America
– Extraordinary costs related to the launch of a new vehicle program in
North America

cooperstandard 10
Raw Materials Update
•
Moderating inflationary
pressure on key
commodities
•
Improving availability
•
Proactively developing
alternative materials
Top Five Purchased
Material Groups
Carbon black
EPDM
Plastic components
Plastic resin
Steel

cooperstandard 11
•
Launches across diverse customers and
geographies:
– Chrysler – Dodge Dart
– BMW – 1 Series
– Ford – Fusion
– Ford – Escape
– Renault - Duster
Q2 2012 Launches
Renault - Duster
Chrysler – Dodge Dart
Ford - Escape
BMW – 1 Series
Note: Photos are representative and may not reflect final production models
Ford - Fusion

cooperstandard 12
Investment in Technology and Capability
•
Significant progress with new generation thermal
management and emissions products
– Valves and actuators
– Electric water pumps
– Exhaust gas recirculation modules
– EDC product portfolio
•
Expanding capability of Fluid business in Asia

Financial Overview Second Quarter 2012 Allen Campbell Chief Financial Officer

cooperstandard
Q2 and Year-to-Date 2012 Performance

$ USD Millions, except per share amounts
Q2 2011 Q2 2012 YTD 2011 YTD 2012
Net Sales
North America 366.3 387.3 725.1 775.4
Europe 299.9 264.2 539.6 553.2
Asia Pacific 55.2 48.8 110.6 103.1
South America 39.0 34.2 73.9 68.1
Consolidated 760.5 734.5 1,449.2 1,499.8
Gross Profit
123.7 114.4 244.5 236.1
SGA
65.6 69.0 126.5 141.0
Operating Profit
17.2 42.1 68.6 81.8
Net Income
19.0 77.3 64.0 101.1
EPS
0.71 3.28 2.49 4.15
Adjusted EBITDA
90.3 74.1 182.2 157.3
% Margin
11.9% 10.1% 12.6% 10.5%

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2011
2012
Net income
Provision (benefit) for income tax expense
EBITDA
Restructuring
Adjusted EBITDA
Six Months Ended June 30,
Net interest expense
Depreciation and amortization
Stock based compensation
EBITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 20.
Net gain on partial sale of joint venture
64.0
18.8 (38.2)
20.6 22.0
60.3 62.1
163.7 147.0
23.9 5.3
(11.4) -
5.3 5.0
182.2
157.3
Inventory fair value
0.7 -
101.1
Note: Numbers subject to rounding

cooperstandard 16
Cooper Standard Joint Venture Sales – Q2 2012
• 6 Core Consolidated Joint Ventures
• Locations
– China, India
– France, Poland
– Mexico
• Products
– Sealing
– Fluid
– AVS
• 4 Unconsolidated Joint Ventures
• Locations
– US
– Asia
• Products
– Sealing
– AVS
Consolidated Joint Ventures
Unconsolidated Joint Ventures
Includes JV Sales with HASCO (SAIC), Sujan, Nisco N.A. and Nishikawa Thailand
CS France
$0
$30
$60
$90
$120
$150
Q2 2011
Q2 2012
$37
$39
$78
$81
$0
$30
$60
$90
$120
Q2 2011
Q2 2012
$70
$101

cooperstandard

Cash Flow Q2 and Year-to-Date 2012
Note: Numbers subject to rounding
Cash Balance as of March 31, 2012 $ 296.0
Cash used (43.9)
Cash Balance as of June 30 , 2012 $ 252.1
(
$ USD Millions
)
Q2 2012 YTD Q2 2012
Cash from business 61.8 123.0
Pension funding - US (3.3) (23.5)
Changes in operating assets & liabilities (58.7) (134.3)
Cash used in operations (0.2) (34.8)
- -
Capital expenditures
(29.3) (58.5)
Cash used in operations including CAPEX
(29.5) (93.3)
- -
Acquisition of business, net cash acquired 0.6 (1.1)
Proceeds from sale of assets 4.1 8.3
Dividends – Preferred Stock (1.8) (3.5)
Financing activities (3.2) (2.6)
Repurchase of preferred stock - (4.9)
Repurchase of common stock (13.6) (13.6)
Foreign exchange/other (0.5) 0.8
Net cash used (43.9) (109.7)

cooperstandard 18
Liquidity as of June 30, 2012
Cash on Balance Sheet $252.1
ABL Revolver  125.0
Letters of Credit (27.6)
Total Liquidity $349.5
Strong balance sheet and liquidity to support growth
• ABL Revolver undrawn
• Net leverage = $233.7 million
• Net leverage ratio = 0.8
• Interest coverage ratio = 7.2
• No major debt maturity until 2018
($ USD Millions)
$0
$100
$200
$300
$400
$500
Debt
Cash
485.9
252.1

cooperstandard 19
2012 Guidance
* Sales guidance is based on North American production of 14.9 million, and
Europe (including Russia) production of 18.9 million.
$2.85
$2.85 - $2.95
Revenue
$2.0
$2.3
$2.5
$2.8
$3.0
2011 2012
Revenue
$0
$20
$40
$60
$80
$100
$120
$140
Capital
Expenditure
Cash
Restructuring
Cash Taxes
$110-$120
$45-$55
$25-$30

cooperstandard
Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.

Questions & Answers

cooperstandard
Summary

Proactively addressing changing
global environment
•
Solid performance despite economic headwinds
•
Continued investment in technology and
capabilities
•
Adjusting to fluctuations in production volumes

Appendix

cooperstandard 24
Adjusted EBITDA Q2 2011 and 2012
Note: Numbers subject to rounding
Three Months Ended June 30,
2011 2012
Net income $ 19.0 $ 77.3
Provision (benefit) for income tax expense 6.5 (46.2)
Interest expense, net of interest income 10.7 10.8
Depreciation and amortization 31.4 30.5
EBITDA $ 67.6 $ 72.4
Restructuring
(1)
37.0 (0.5)
Noncontrolling interest restructuring
(2)
(17.7) -
Stock-based compensation
(3)
2.7 2.2
Inventory write-up
(4)
0.7 -
Adjusted EBITDA $ 90.3 $ 74.1
(1) Includes non-cash restructuring.
(2) Proportionate share of restructuring costs related to FMEA joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Write-up of inventory to fair value for the FMEA joint venture, net of noncontrolling interest
($ USD Millions)

cooperstandard 25
Net Leverage Ratio as of June 30, 2012
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Costs incurred in relationship to the Cooper Standard France joint venture agreement.
(5) Costs related to corporate development activities.
Note: Numbers subject to rounding
($ USD Millions) Three Months Ended
Twelve
Months
Ended
Sep 30,
2011
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Jun 30,
2012
Net income $   15.7 $   23.2 $   23.8 $      77.3 $  140.0
Provision for income tax expense 8.0 (6.0) 8.1 (46.2) (36.1)
Interest expense, net of interest income 9.6 10.3 11.2 10.8 41.9
Depreciation and amortization 31.7 32.1 31.6 30.5 125.9
EBITDA $   65.0 $   59.6 $   74.7 $      72.4 $  271.7
Restructuring (1) 6.5 4.1 6.1 (0.5) 16.2
Noncontrolling interest restructuring (2) (1.3) (0.9) (0.3) - (2.5)
Stock-based compensation (3) 3.0 2.5 2.7 2.2 10.4
Acquisition costs (4) 0.2 - - 0.2
Other (5) - 1.3 - - 1.3
Adjusted EBITDA $   73.4 $   66.6 $   83.2 $      74.1 $  297.3
Net Leverage
Debt payable within one year 32.8
Long-term debt 453.0
Less: cash and cash equivalents (252.1)
Net Leverage 233.7
Net Leverage Ratio 0.8

cooperstandard 26
Adjusted EBITDA as a percent of Sales - LTM
Note: Numbers subject to rounding
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Costs incurred in relationship to the Cooper Standard France joint venture agreement.
(5) Costs related to corporate development activities.
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Sep 30,
2011
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Jun 30,
2012
Net income $    15.7 $    23.2 $    23.8 $      77.3 $    140.0
Provision for income tax expense 8.0 (6.0) 8.1 (46.2) (36.1)
Interest expense, net of interest income 9.6 10.3 11.2 10.8 41.9
Depreciation and amortization 31.7 32.1 31.6 30.5 125.9
EBITDA $    65.0 $    59.6 $    74.7 $      72.4 $    271.7
Restructuring
(1)
6.5 4.1 6.1 (0.5) 16.2
Noncontrolling interest restructuring
(2)
(1.3) (0.9) (0.3) - (2.5)
Stock-based compensation
(3)
3.0 2.5 2.7 2.2 10.4
Acquisition costs
(4)
0.2 - - 0.2
Other
(5)
- 1.3 - - 1.3
Adjusted EBITDA $    73.4 $    66.6 $    83.2 $      74.1 $    297.3
Sales 708.5 695.7 765.3 734.5 2,904.0
Adjusted EBITDA as a percent of Sales 10.2%